SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 22, 2016 (the “Amendment Effective Date”), is made among Imprimis Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the undersigned Subsidiaries of the Borrower, in their capacities as Guarantors, IMMY Funding LLC, a Delaware limited liability company (“IMMY Funding LLC”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 (as amended herein) of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including IMMY Funding LLC in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and the Collateral Agent are parties to a Loan and Security Agreement dated as of May 11, 2015 (as amended by that certain First Amendment to Loan and Security Agreement dated as of October 20, 2015, and as may be further amended, restated or modified, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement.

(a) The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i) Definitions Chart. The chart of definitions in Section 1.3 is amended as follows: (A) the Section references for “Term A Loan” and “Term Loan” are changed to Section 2.2(a), and (B) the line for “Term B Loan” is deleted.

(ii) New Definitions. The following definitions are added to Section 1.3 in their proper alphabetical order:

“Note” means the 8.00% Convertible Senior Secured Note in a principal amount of Three Million Dollars ($3,000,000) issued by Borrower in favor of IMMY Funding LLC, a Delaware limited liability company, pursuant to the Note Purchase Agreement.

“Note Purchase Agreement” means that certain Note Purchase Agreement by and between the Borrower and IMMY Funding LLC, a Delaware limited liability company, dated as of January 22, 2016.

(iii) Amended and Restated Definitions. The following definition is hereby amended and restated as follows:

“Loan Documents” are, collectively, this Agreement, the Pledge Agreement, the IP Security Agreement, the Secured Guaranty, the Warrants, the Note, the Note Purchase Agreement, the Perfection Certificates, each Control Agreement, each Compliance Certificate, each Loan Payment Request Form, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified or supplemented from time to time.

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(iv) Amended Definitions. The following definition is hereby amended as follows:

“Permitted Indebtedness”. The definition of “Permitted Indebtedness” is hereby amended by (i) removing “and” at the end of clause (m), (ii) replacing “.” at the end of clause (n) with “; and”, and (iii) inserting a new clause (o) as follows:

(o) Indebtedness under the Note and the Note Purchase Agreement.

(v) Deleted Definitions. The following definitions are hereby deleted in their entirety: (A) Milestone Date, and (B) Second Draw Period.

(vi) Section 2.2(a). Section 2.2(a) is hereby amended and restated as follows:

(a) Availability. Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate principal amount of Ten Million Dollars ($10,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan” or “Term Loan”, and collectively as the “Term A Loans” or “Term Loans”). After repayment, no Term A Loan may be reborrowed.

(vii) Section 4.1. The second paragraph of Section 4.1 is hereby amended and restated as follows:

If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate contingent obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate contingent obligations) and at such time as the Lenders’ obligation to extend Term Loans has terminated, Collateral Agent shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. If the Obligations other than those under the Note and Note Purchase Agreement have been repaid in full in cash (other than inchoate contingent obligations) then Collateral Agent agrees to enter into a subordination agreement in customary form and substance subordinating such remaining obligations to Borrower’s obligations under any senior debt facility providing loans to Borrower.

(viii) Section 8.13. A new Section 8.13 is hereby inserted as follows:

8.13 Note; Note Purchase Agreement. There is an “Event of Default” under the Note (as defined therein).

(ix) Lenders and Commitments. Schedule 1.1 of the Loan and Security Agreement, the Schedules of Lenders and Commitments, is hereby amended and restated in its entirety with Annex A hereto.

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(b) References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b) This Amendment; the Note; the Note Purchase Agreement; the Amendment to Warrant to Purchase Stock. The Collateral Agent shall have received (i) this Amendment, executed by the Collateral Agent, the Lenders, the Borrower and the Guarantors, (ii) the Note, executed by the Borrower, (iii) the Note Purchase Agreement, executed by IMMY Funding LLC and the Borrower and (iv) that certain Amendment to Warrant to Purchase Stock, dated as of the date hereof, executed by IMMY Funding LLC and the Borrower.

(c) Perfection Certificate. The Collateral Agent shall have received an updated Perfection Certificate executed by the Borrower.

(d) Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it or the Guarantors in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date); (b) that there has not been and there does not exist a Material Adverse Change; (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Amendment Effective Date is true and correct; and (d) that the Borrower and/or Pharmacy Creations, LLC, a New Jersey corporation (“Pharmacy Creations”), has completed in all respects remediating those observations identified in that certain FDA Form 483 issued September 30, 2015 relating to the FDA’s inspection of Pharmacy Creation’s facility during the period of August 27, 2015 through September 30, 2015, and that such remediation was completed in a manner consistent with that certain response letter issued by Pharmacy Creations to the FDA on October 13, 2015, a copy of which has been provided to the Collateral Agent, and that the FDA has approved such remediation in writing.

SECTION 5 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and the Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby (i) grants Collateral Agent, for the ratable benefit of the Lenders and the Holder (as defined in the Note) of the Note, to secure the payment and performance in full of all of the Obligations (including all obligations under the Note and Note Purchase Agreement), a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders and the Holder (as defined in the Note) of the Note, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof; and (ii) reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement, affirms that such grant of security in the Collateral secures all Obligations under the Note and Note Purchase Agreement and reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, as of the date hereof.

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(b) Reaffirmation by the Guarantors. The undersigned Guarantors hereby (i) grant Collateral Agent, for the ratable benefit of the Lenders and the Holder (as defined in the Note) of the Note, to secure the payment and performance in full of all of the Guarantor Obligations (as defined in the Secured Guaranty) (including all obligations under the Note and Note Purchase Agreement), a continuing security interest in, and pledge to Collateral Agent, for the ratable benefit of the Lenders and the Holder (as defined in the Note) of the Note, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof; and (ii) reaffirm the grant of security under Section 2.1 of the Secured Guaranty, affirm that such grant of security in the Collateral secures all Guarantor Obligations under the Note and Note Purchase Agreement and reaffirm that such grant of security in the Collateral secures all Guarantor Obligations under the Secured Guaranty, as of the date hereof. For the purpose of this Section SECTION 5(b), “Collateral” has the meaning given to it in the Secured Guaranty.

(c) Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(d) No Reliance. The Borrower and the Guarantors hereby acknowledge and confirm to the Collateral Agent and the Lenders that the Borrower and the Guarantors are executing this Amendment on the basis of their own investigation and for their own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e) Costs and Expenses. The Borrower agrees to pay to the Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

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(i) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k) Loan Documents. This Amendment, the Note, the Note Purchase Agreement and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

IMPRIMIS PHARMACEUTICALS, INC., as Borrower

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	Chief Executive Officer

COLLATERAL AGENT AND LENDERS:

IMMY FUNDING LLC,
as Collateral Agent and a Lender

By:	/s/ Stephen J. DeNelsky
Name:	Stephen J. DeNelsky
Title:	President

[Signature Page to Second Amendment to Loan and Security Agreement]

GUARANTOR:

SOUTH COAST SPECIALTY COMPOUNDING, INC., a California corporation, as Guarantor

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	President

PHARMACY CREATIONS, L.L.C., a New Jersey limited liability company, as Guarantor

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	President

IMPRIMISRX TX, INC., a Texas corporation, as Guarantor

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	President

IMPRIMISRX PA, INC., a Delaware corporation, as Guarantor

By:	/s/ Mark L. Baum
Name:	Mark L. Baum
Title:	President

[Signature Page to Second Amendment to Loan and Security Agreement]

Annex A

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
IMMY Funding LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
IMMY Funding LLC	$10,000,000.00	100.00%
TOTAL	$10,000,000.00	100.00%